UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-21326

Cohen & Steers REIT and Preferred and Income Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    June 30, 2020

Item 1. Reports to Stockholders.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2020. The total returns for Cohen & Steers REIT and Preferred and Income Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2020
Cohen & Steers REIT and Preferred and Income Fund at Net Asset Value[a]	–10.87%
Cohen & Steers REIT and Preferred and Income Fund at Market Value[a]	–16.48%
FTSE Nareit All Equity REITs Index[b]	–13.30%
ICE BofA Fixed Rate Preferred Securities Index[b]	–2.49%
Blended Benchmark—50% FTSE Nareit All Equity REITs Index/50% ICE BofA Fixed Rate Preferred Securities Index	–7.81%
S&P 500 Index[b]	–3.08%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

The Fund, acting in accordance with an exemptive order received from the U.S. Securities and Exchange Commission (SEC) and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders (the Plan). The Plan gives the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis. In accordance with the Plan, the Fund currently distributes $0.124 per share on a monthly basis.

[a]	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
[b]

The FTSE Nareit All Equity REITs Index contains all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. ICE BofA Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The S&P 500 Index is an unmanaged index of 500 large capitalization stocks that is frequently used as a general measure of U.S. stock market performance. Benchmark returns are shown for comparative purposes only and may not be representative of the Fund’s portfolio.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

The Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s Plan. The Fund’s total return based on NAV is presented in the table above as well as in the Financial Highlights table.

The Plan provides that the Board of Directors may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount.

Market Review

U.S. real estate securities declined in the first half of 2020 along with stocks broadly, falling sharply in the first quarter as the spread of COVID-19 led to widespread economic and social shutdowns. The group partly recovered in the second quarter, with markets responding positively to massive and unprecedented fiscal and monetary stimulus policies. The listed real estate market was also supported by mostly intact earnings and dividends, and by encouraging rent collection data (outside of retail and hotel landlords).

Returns for preferred securities were modestly negative for the period. Preferreds initially struggled on worries that, without sufficient fiscal and monetary policy actions, the halt to economic activity could lead to a liquidity-driven credit crisis. Credit markets began a strong rebound in late March, with the recovery fueled in part by the Federal Reserve and European Central Bank buying bonds—including corporates—which provided liquidity to the market and helped to remove tail-risk for investors. The programs helped to renew investor confidence and sparked a wave of new debt issuance, allowing companies to repair balance sheets by refinancing debt at low rates.

Fund Performance

The Fund had a negative total return in the period and underperformed its blended benchmark on both a NAV and market price basis.

Most property sectors declined in the period, although data center REITs and cell tower owners in the infrastructure sector had sizable gains, aided by a significant increase in demand for e-commerce-related services amid a surge in working and purchasing from home. Industrial REITs, which play a key role in the delivery chain to homes, also outperformed by a significant margin. Overall, the Fund’s positioning in these sectors helped its relative performance, due to an overweight in data centers. The Fund’s underweights in the infrastructure and industrial sectors detracted from performance.

Health care REITs underperformed for the period but outperformed in the second half as certain companies—such as owners of senior living facilities, which reported better-than-expected occupancies—showed surprising signs of resilience in the face of COVID-19. The Fund increased the

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

degree of its overweight in the health care sector during the period; this was beneficial to relative performance for the six months, as was stock selection in the sector.

Sentiment toward regional malls was severely impacted by a weakening economy and a threat to rental payments as numerous malls temporarily closed around the country. The Fund’s overweight in regional malls detracted from performance. Simon Property Group accounted for most of the Fund’s mall weighting in the period; we continued to favor the company for its high-quality properties and access to capital at attractive terms. The Fund’s underweight in shopping center owners, which also struggled, helped performance.

Office companies held up better but also underperformed broader REITs. Amid the spread of COVID-19, many industries showed success in transitioning from physical offices to work from home, which led to questions about the long-term future of office demand. The Fund’s underweight in offices aided performance, although the effect was largely countered by less favorable stock selection in the sector.

The Fund’s allocation to preferred securities detracted from relative performance, due largely to security selection in the banking sector. This included out-of-index allocations to certain contingent capital securities from European banks that underperformed in part due to concerns the issuers could be forced to suspend preferred distributions. But despite substantial increases in banks’ loan-loss provisions in the period, most banks remained profitable, and regulatory capital ratios remained well above required minimums. Also, while European Union bank regulators recommended that banks not pay common dividends or buy back stock, they repeatedly stated that preferred payments should be treated differently than common equity dividends.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), significantly detracted from the Fund’s performance for the six-month period ended June 30, 2020.

Impact of Derivatives on Fund Performance

The Fund used derivatives in the form of forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. These instruments did not have a material effect on the Fund’s total return for the six-month period ended June 30, 2020.

The Fund also engaged in the buying and selling of single stock options with the intention of enhancing total returns and reducing overall volatility. These contracts did not have a material effect on the Fund’s total return for the six-month period ended June 30, 2020.

In connection with its use of leverage, the Fund pays interest on a portion of its borrowings based on a floating rate under the terms of its credit agreement. To reduce the impact that an increase in interest rates could have on the performance of the Fund with respect to these borrowings, the Fund used forward starting interest rate swaps to exchange a portion of the floating rate for a fixed rate. The Fund’s use of swaps detracted from the Fund’s total return for the six-month period ended June 30, 2020.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

Sincerely,

THOMAS N. BOHJALIAN	WILLIAM F. SCAPELL
Portfolio Manager	Portfolio Manager

JASON YABLON	MATHEW KIRSCHNER
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

Our Leverage Strategy

(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing net income available for shareholders. As of June 30, 2020, leverage represented 26% of the Fund’s managed assets.

Through a combination of variable and fixed rate financing, the Fund has locked in interest rates on a significant portion of this additional capital through 2026 (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund’s NAV in both up and down markets. However, we believe that locking in portions of the Fund’s leveraging costs for the various terms partially protects the Fund’s expenses from an increase in short-term interest rates.

Leverage Factsa,b

Leverage (as a % of managed assets)	26%
% Variable Rate Financing	15%
Variable Rate	1.0%
% Fixed Rate Financing[c,d]	85%
Weighted Average Rate on Fixed Financing	3.4%
Weighted Average Term on Fixed Financing	3.0 years

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may incur breakage fees under the Fund’s credit arrangement and may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

[a]	Data as of June 30, 2020. Information is subject to change.
[b]	See Note 7 in Notes to Financial Statements.
[c]	Represents a combination of fixed rate borrowings and fixed payer interest rate swap contracts.
[d]	The Fund entered into a forward-starting interest rate swap contract with interest receipts and payments commencing on December 28, 2020 (effective date).

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

June 30, 2020

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Managed Assets

American Tower Corp.	$84,673,142	6.2
Prologis, Inc.	59,191,473	4.4
Equinix, Inc.	50,048,005	3.7
Crown Castle International Corp.	38,558,779	2.8
Welltower, Inc.	32,101,767	2.4
Public Storage	31,118,801	2.3
Sun Communities, Inc.	27,539,377	2.0
VICI Properties, Inc.	25,616,850	1.9
Simon Property Group, Inc.	24,611,877	1.8
Essex Property Trust, Inc.	24,317,916	1.8

[a]

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdownb

(Based on Managed Assets)

(Unaudited)

[b]	Excludes derivative instruments.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2020 (Unaudited)

		Shares	Value
COMMON STOCK	66.9%
COMMUNICATIONS—TOWERS	14.0%
American Tower Corp.[a]		327,505	$84,673,142
Crown Castle International Corp.[a,b]		230,408	38,558,779
SBA Communications Corp.		62,278	18,553,862

			141,785,783

REAL ESTATE	52.9%
DATA CENTERS	8.2%
CyrusOne, Inc.[a,b]		232,743	16,932,053
Digital Realty Trust, Inc.[a,b]		110,209	15,661,801
Equinix, Inc.		71,263	50,048,005

			82,641,859

HEALTH CARE	9.1%
Healthpeak Properties, Inc.‡,a		612,946	16,892,792
Medical Properties Trust, Inc.[a]		848,937	15,960,016
Omega Healthcare Investors, Inc.		108,543	3,226,983
Ventas, Inc.		645,311	23,631,289
Welltower, Inc.[a,b]		620,324	32,101,767

			91,812,847

HOTEL	0.8%
Host Hotels & Resorts, Inc.[a,b]		773,777	8,349,054

INDUSTRIALS	7.5%
Duke Realty Corp.		455,680	16,126,515
Prologis, Inc.		634,217	59,191,473

			75,317,988

NET LEASE	6.3%
Agree Realty Corp.[a,b]		110,356	7,251,493
Spirit Realty Capital, Inc.[a,b]		403,313	14,059,491
VEREIT, Inc.[a]		2,671,907	17,180,362
VICI Properties, Inc.[a,b]		1,268,789	25,616,850

			64,108,196

OFFICE	1.3%
Kilroy Realty Corp.[a,b]		216,317	12,697,808

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Shares	Value
RESIDENTIAL	10.8%
APARTMENT	5.7%
Apartment Investment & Management Co., Class Aa,b		285,532	$10,747,424
Essex Property Trust, Inc.[a,b]		106,113	24,317,916
UDR, Inc.[a,b]		597,591	22,337,952

			57,403,292

MANUFACTURED HOME	2.7%
Sun Communities, Inc.[a,b]		202,973	27,539,377

SINGLE FAMILY	2.4%
Invitation Homes, Inc.[a,b]		877,170	24,148,490

TOTAL RESIDENTIAL			109,091,159

SELF STORAGE	5.5%
Extra Space Storage, Inc.[a,b]		261,003	24,108,847
Public Storage‡,a,b		162,170	31,118,801

			55,227,648

SHOPPING CENTERS	3.4%
COMMUNITY CENTER	1.0%
Regency Centers Corp.[a,b]		208,322	9,559,896

REGIONAL MALL	2.4%
Simon Property Group, Inc.[a,b]		359,928	24,611,877

TOTAL SHOPPING CENTERS			34,171,773

TOTAL REAL ESTATE			533,418,332

TOTAL COMMON STOCK (Identified cost—$507,582,074)			675,204,115

EXCHANGE-TRADED FUNDS—PREFERRED FUNDS	0.3%
Invesco Preferred ETF		183,000	2,583,960

TOTAL EXCHANGE-TRADED FUNDS (Identified cost—$2,526,741)			2,583,960

PREFERRED SECURITIES—$25 PAR VALUE	17.8%
BANKS	5.1%
Bank of America Corp., 6.20%, Series CCa,c		87,981	2,252,314
Bank of America Corp., 6.00%, Series GGa,c		104,775	2,855,119
Bank of America Corp., 5.875%, Series HHa,c		129,000	3,392,700
Bank of America Corp., 5.375%, Series KKc		65,250	1,676,925

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Shares	Value
Capital One Financial Corp., 4.80%, Series Jc		39,000	$817,440
Citigroup, Inc., 6.875% to 11/15/23, Series Ka,c,d		189,391	5,001,816
Citigroup, Inc., 6.30%, Series Sa,b,c		189,006	4,840,444
Citizens Financial Group, Inc., 6.35% to 4/6/24, Series Dc,d		32,463	817,743
Dime Community Bancshares, Inc., 5.50%, Series Ac		89,986	1,843,813
First Citizens BancShares, Inc./NC, 5.375%, Series Ac		81,147	2,001,896
First Republic Bank/CA, 5.50%, Series Ic		42,910	1,104,503
GMAC Capital Trust I, 6.177% (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)[a,e]		126,195	2,829,292
Huntington Bancshares, Inc., 6.25%, Series Da,c		110,273	2,762,339
JPMorgan Chase & Co., 6.15%, Series BBc		60,000	1,524,600
New York Community Bancorp, Inc., 6.375% to 3/17/27, Series Ac,d		73,450	1,782,632
Regions Financial Corp., 5.70% to 5/15/29, Series Ca,c,d		149,000	3,675,830
Synovus Financial Corp., 5.875% to 7/1/24, Series Ec,d		47,000	1,022,250
TCF Financial Corp., 5.70%, Series Cc		73,000	1,745,430
Truist Financial Corp., 5.25%, Series Oc		71,771	1,871,788
Wells Fargo & Co., 5.85% to 9/15/23, Series Qa,c,d		122,748	3,039,240
Wells Fargo & Co., 4.75%, Series Za,c		214,893	4,994,113

			51,852,227

ELECTRIC	2.0%
CMS Energy Corp., 5.875%, due 3/1/79[a]		136,150	3,568,491
Duke Energy Corp., 5.75%, Series Aa,c		119,683	3,221,866
Integrys Holding, Inc., 6.00% to 8/1/23, due 8/1/73[a,d]		122,977	3,135,914
Southern Co./The, 5.25%, due 12/1/77		79,905	2,014,405
Southern Co./The, 4.95%, due 1/30/80, Series 2020[a,b]		326,800	8,202,680

			20,143,356

ELECTRIC—FOREIGN	0.1%
Brookfield Renewable Partners LP, 5.25%, Series 17 (Canada)[c]		27,238	683,401

FINANCIAL	1.8%
DIVERSIFIED FINANCIAL SERVICES	0.3%
Apollo Global Management, Inc., 6.375%, Series Bc		59,970	1,543,628
Synchrony Financial, 5.625%, Series Ac		90,000	1,923,300

			3,466,928

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Shares	Value
INVESTMENT BANKER/BROKER	1.5%
Charles Schwab Corp./The, 5.95%, Series Dc		97,757	$2,529,951
Morgan Stanley, 6.875% to 1/15/24, Series Fa,c,d		176,237	4,684,380
Morgan Stanley, 6.375% to 10/15/24, Series Ia,c,d		164,338	4,261,284
Morgan Stanley, 5.85% to 4/15/27, Series Ka,c,d		121,056	3,115,981

			14,591,596

TOTAL FINANCIAL			18,058,524

INDUSTRIALS—CHEMICALS	0.8%
CHS, Inc., 7.10% to 3/31/24, Series 2[a,c,d]		171,260	4,132,504
CHS, Inc., 6.75% to 9/30/24, Series 3[c,d]		90,453	2,154,590
CHS, Inc., 7.50%, Series 4[a,c]		74,495	1,919,736

			8,206,830

INSURANCE	4.0%
LIFE/HEALTH INSURANCE	1.4%
Athene Holding Ltd., 6.35% to 6/30/29, Series Ac,d		78,974	1,925,386
Athene Holding Ltd., 6.375% to 6/30/25, Series Cc,d		77,969	1,968,717
Equitable Holdings, Inc., 5.25%, Series Ac		75,800	1,737,336
MetLife, Inc., 4.75%, Series Fa,c		97,200	2,388,204
Prudential Financial, Inc., 5.625%, due 8/15/58		43,517	1,148,849
Unum Group, 6.25%, due 6/15/58		126,920	3,141,270
Voya Financial, Inc., 5.35% to 9/15/29, Series Bc,d		85,037	2,074,903

			14,384,665

MULTI-LINE	1.1%
Allstate Corp./The, 5.10%, Series Ha,c		167,225	4,240,826
American Financial Group, Inc., 5.625%, due 6/1/60		42,429	1,118,005
American International Group, Inc., 5.85%, Series Aa,c		90,041	2,314,954
WR Berkley Corp., 5.10%, due 12/30/59		94,400	2,258,048
WR Berkley Corp., 5.75%, due 6/1/56[a]		60,246	1,497,113

			11,428,946

MULTI-LINE—FOREIGN	0.4%
Aegon Funding Co. LLC, 5.10%, due 12/15/49 (Netherlands)[a]		104,000	2,389,920
PartnerRe Ltd., 6.50%, Series G (Bermuda)[c]		58,756	1,495,340

			3,885,260

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Shares	Value
PROPERTY CASUALTY—FOREIGN	0.3%
Enstar Group Ltd., 7.00% to 9/1/28, Series D (Bermuda)[a,c,d]		132,981	$3,220,800

REINSURANCE	0.5%
Arch Capital Group Ltd., 5.25%, Series Ec		67,337	1,613,394
Arch Capital Group Ltd., 5.45%, Series Fa,c		112,593	2,757,403

			4,370,797

REINSURANCE—FOREIGN	0.3%
RenaissanceRe Holdings Ltd., 5.75%, Series F (Bermuda)[a,c]		114,600	2,966,994

TOTAL INSURANCE			40,257,462

INTEGRATED TELECOMMUNICATIONS SERVICES	0.4%
AT&T, Inc., 5.00%, Series Ac		60,425	1,532,378
AT&T, Inc., 4.75%, Series Cc		88,000	2,104,080

			3,636,458

PIPELINES	0.5%
Energy Transfer Operating LP, 7.625% to 8/15/23, Series Dc,d		135,000	2,627,100
Energy Transfer Operating LP, 7.60% to 5/15/24, Series Ec,d		111,530	2,293,057

			4,920,157

PIPELINES—FOREIGN	0.3%
Enbridge, Inc., 6.375% to 4/15/23, due 4/15/78, Series B (Canada)[a,d]		112,871	2,742,765

REAL ESTATE	1.3%
DIVERSIFIED	0.4%
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)[a,c]		76,536	4,129,117

INDUSTRIALS	0.3%
Monmouth Real Estate Investment Corp., 6.125%, Series Cc		140,000	3,423,000

OFFICE	0.3%
Brookfield Property Partners LP, 5.75%, Series Ac		104,400	1,728,864
Brookfield Property Partners LP, 6.375%, Series A2[c]		92,000	1,667,960

			3,396,824

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Shares		Value
SELF STORAGE	0.3%
National Storage Affiliates Trust, 6.00%, Series Ac		100,000	†	$2,561,000

TOTAL REAL ESTATE				13,509,941

UTILITIES	1.2%
ELECTRIC UTILITIES	0.3%
NextEra Energy Capital Holdings, Inc., 5.65%, due 3/1/79, Series Na		124,537		3,333,856

GAS UTILITIES	0.7%
Sempra Energy, 5.75%, due 7/1/79		87,200		2,229,704
South Jersey Industries, Inc., 5.625%, due 9/16/79[a,b]		136,000		3,355,120
Spire, Inc., 5.90%, Series Ac		80,475		2,089,936

				7,674,760

MULTI-UTILITIES	0.2%
NiSource, Inc., 6.50% to 3/15/24, Series Bc,d		64,445		1,663,325

TOTAL UTILITIES				12,671,941

UTILITIES—FOREIGN	0.3%
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)[a,d]		110,080		2,879,693

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$179,759,347)				179,562,755

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	46.1%
BANKS	11.1%
Bank of America Corp., 6.10% to 3/17/25, Series AAa,c,d		$2,000,000		2,111,390
Bank of America Corp., 5.875% to 3/15/28, Series FFa,b,c,d		8,331,000		8,527,057
Bank of America Corp., 6.25% to 9/5/24, Series Xa,c,d		5,800,000		6,015,046
Bank of America Corp., 6.50% to 10/23/24, Series Za,c,d		4,513,000		4,858,977
Bank of New York Mellon Corp./The, 4.70% to 9/20/25, Series Ga,c,d		1,918,000		1,999,515
Citigroup Capital III, 7.625%, due 12/1/36[a]		4,700,000		6,453,784
Citigroup, Inc., 5.90% to 2/15/23[a,c,d]		2,000,000		1,989,740
Citigroup, Inc., 5.95% to 1/30/23[a,c,d]		1,661,000		1,650,561
Citigroup, Inc., 5.95% to 5/15/25, Series Pa,c,d		2,500,000		2,487,085

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Principal Amount		Value
Citigroup, Inc., 6.25% to 8/15/26, Series Ta,c,d		$4,825,000		$5,122,727
Citigroup, Inc., 5.00% to 9/12/24, Series Ua,c,d		4,594,000		4,332,644
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series Fa,c,d		1,000,000		1,016,250
Citizens Financial Group, Inc., 6.375% to 4/6/24, Series Ca,c,d		1,800,000		1,674,000
CoBank ACB, 6.25% to 10/1/22, Series Fa,c,d		33,000	†	3,403,125
CoBank ACB, 6.125%, Series Ga,c		46,500	†	4,684,875
CoBank ACB, 6.25% to 10/1/26, Series Ia,c,d		4,334,000		4,334,000
Comerica, Inc., 5.625% to 7/1/25[c,d]		1,430,000		1,454,739
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144Aa,f		3,585,906		4,941,995
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144Aa,b,c,d,f		63,000	†	6,615,000
Farm Credit Bank of Texas, 10.00%, Series 1[a,c]		2,000	†	2,020,000
First Horizon Bank, 3.75% (3 Month US LIBOR + 0.85%), 144A (FRN)[c,e,f]		2,500	†	1,687,500
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Qc,d		1,990,000		2,064,263
Goldman Sachs Group, Inc./The, 4.95% to 2/10/25, Series Rc,d		1,040,000		994,193
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Sa,c,d		3,876,000		4,174,850
Regions Financial Corp., 5.75% to 6/15/25, Series Dc,d		990,000		1,021,482
Truist Financial Corp., 5.125% to 12/15/27, Series Ma,c,d		4,500,000		4,346,377
Truist Financial Corp., 4.80% to 9/01/24, Series Nc,d		4,000,000		3,687,711
Truist Financial Corp., 4.95% to 9/1/25, Series Pc,d		3,598,000		3,687,950
Truist Financial Corp., 5.10% to 3/1/30, Series Qc,d		6,200,000		6,417,620
Wells Fargo & Co., 5.95%, due 12/1/36		3,700,000		4,462,744
Wells Fargo & Co., 5.875% to 6/15/25, Series Uc,d		3,330,000		3,467,685

				111,704,885

BANKS—FOREIGN	14.7%
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)[a,c,d,g]		4,400,000		4,273,594
Banco BPM SpA, 6.125% to 1/21/25 (Italy)[c,d,g,h]		1,400,000		1,199,336
Banco de Sabadell SA, 6.50% to 5/18/22 (Spain)[c,d,g,h]		400,000		371,553
Bank of China Hong Kong Ltd., 5.90% to 9/14/23, 144A (Hong Kong)[a,c,d,f]		5,800,000		6,198,228

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

	Principal Amount	Value
Bank of Ireland Group PLC, 7.50% to 5/19/25 (Ireland)[c,d,g,h]	$1,600,000	$1,889,843
Bank of Nova Scotia/The, 4.90% to 6/4/25 (Canada)[a,c,d]	3,140,000	3,141,963
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)[c,d,g]	1,800,000	2,211,423
Barclays PLC, 7.875% to 3/15/22 (United Kingdom)[c,d,g,h]	3,600,000	3,669,264
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)[a,b,c,d,g]	1,400,000	1,451,486
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)[a,c,d,f,g]	1,996,000	2,043,405
BNP Paribas SA, 7.00% to 8/16/28, 144A (France)[a,c,d,f,g]	1,800,000	1,955,583
BNP Paribas SA, 7.195% to 6/25/37, 144A (France)[a,c,d,f]	3,400,000	3,675,680
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)[a,c,d,f,g]	4,500,000	4,936,252
BNP Paribas SA, 7.625% to 3/30/21, 144A (France)[a,c,d,f,g]	3,200,000	3,250,000
Commerzbank AG, 6.125% to 10/9/25 (Germany)[c,d,g,h]	3,000,000	3,217,690
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)[a,c,d,f,g]	2,000,000	2,063,890
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)[a,c,d,f,g]	3,200,000	3,483,696
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)[a,c,d,f,g]	5,500,000	6,300,937
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)[c,d,g,h]	3,400,000	3,505,196
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)[a,c,d,f,g]	3,300,000	3,353,905
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (Switzerland)[a,c,d,f,g]	2,000,000	2,056,390
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)[a,c,d,f,g]	1,800,000	1,943,856
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)[a,c,d,f,g]	7,000,000	7,277,235
DNB Bank ASA, 6.50% to 3/26/22 (Norway)[c,d,g,h]	3,300,000	3,399,000
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (United Kingdom)[a,c,d,f]	3,692,000	5,836,369
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)[a,b,c,d,g]	2,400,000	2,465,514
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)[a,c,d,g]	2,300,000	2,362,250

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

	Principal Amount	Value
HSBC Holdings PLC, 6.875% to 6/1/21 (United Kingdom)[a,c,d,g]	$3,800,000	$3,856,313
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)[c,d,g]	2,400,000	2,384,004
ING Groep N.V., 6.875% to 4/16/22 (Netherlands)[c,d,g,h]	2,200,000	2,280,432
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)[c,d,f,g]	1,400,000	1,398,841
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)[a,c,d,g]	1,666,000	1,731,840
Nationwide Building Society, 5.75% to 6/20/27 (United Kingdom)[c,d,g,h]	1,000,000	1,247,036
Nationwide Building Society, 10.25% (United Kingdom)[c,h]	1,260,000	2,443,382
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)[c,d,f,g]	1,800,000	1,922,823
RBS Capital Trust II, 6.425% to 1/3/34 (United Kingdom)[c,d]	900,000	1,319,454
Royal Bank of Scotland Group PLC, 7.648% to 9/30/31 (United Kingdom)[a,c,d]	3,191,000	4,622,866
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25 (United Kingdom)[c,d,g]	3,300,000	3,650,064
Royal Bank of Scotland Group PLC, 8.625% to 8/15/21 (United Kingdom)[a,b,c,d,g]	3,000,000	3,125,910
Skandinaviska Enskilda Banken AB, 5.125% to 5/13/25 (Sweden)[c,d,g,h]	400,000	389,347
Societe Generale SA, 6.75% to 4/6/28, 144A (France)[c,d,f,g]	5,000,000	4,979,075
Societe Generale SA, 7.375% to 9/13/21, 144A (France)[a,c,d,f,g]	4,000,000	4,043,680
Societe Generale SA, 8.00% to 9/29/25, 144A (France)[c,d,f,g]	1,600,000	1,784,771
Standard Chartered PLC, 7.50% to 4/2/22, 144A (United Kingdom)[c,d,f,g]	3,600,000	3,731,382
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)[c,d,f,g]	2,500,000	2,610,600
Stichting AK Rabobank Certificaten, 6.50% (Netherlands)[c,h]	2,340,175	2,805,699
Svenska Handelsbanken AB, 6.25% to 3/1/24, Series EMTN (Sweden)[c,d,g,h]	2,000,000	2,111,160

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Principal Amount		Value
UBS Group Funding Switzerland AG, 7.00% to 2/19/25 (Switzerland)[c,d,g,h]		$1,600,000		$1,767,224
UBS Group Funding Switzerland AG, 7.00% to 1/31/24, 144A (Switzerland)[c,d,f,g]		2,600,000		2,702,557
UBS Group Funding Switzerland AG, 6.875% to 8/7/25 (Switzerland)[c,d,g,h]		2,000,000		2,107,500
UniCredit SpA, 7.50% to 6/3/26 (Italy)[c,d,g,h]		600,000		707,299
UniCredit SpA, 8.00% to 6/3/24 (Italy)[c,d,g,h]		1,600,000		1,611,000

				148,867,797

COMMUNICATIONS—TOWERS	0.6%
Crown Castle International Corp., 6.875%, due 8/1/20, Series A (Convertible)[a]		3,900	†	5,809,126

ELECTRIC	1.7%
CenterPoint Energy, Inc., 6.125% to 9/1/23, Series Aa,c,d		2,800,000		2,715,067
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50[a,d]		3,300,000		3,371,298
Dominion Energy, Inc., 4.65% to 12/15/24, Series Ba,c,d		1,403,000		1,375,055
Duke Energy Corp., 4.875% to 9/16/24[a,c,d]		2,900,000		2,900,628
Sempra Energy, 4.875% to 10/15/25[c,d]		5,430,000		5,443,575
Southern California Edison Co., 6.25% to 2/1/22, Series Ec,d		1,400,000		1,377,622

				17,183,245

FINANCIAL	0.9%
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50, 144Aa,d,f		1,424,000		1,281,376
Charles Schwab Corp./The, 5.375% to 6/1/25, Series Gc,d		6,583,000		7,049,208
Discover Financial Services, 6.125% to 6/23/25, Series Dc,d		790,000		812,278

				9,142,862

FOOD	1.4%
Dairy Farmers of America, Inc., 7.875%, 144Ac,f,i		52,100	†	4,480,600
Dairy Farmers of America, Inc., 7.875%, Series B, 144Ac,f		82,000	†	7,052,000
Land O’ Lakes, Inc., 7.00%, 144Ac,f		1,650,000		1,490,932
Land O’ Lakes, Inc., 7.25%, 144Ac,f		945,000		864,009

				13,887,541

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Principal Amount	Value
INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.2%
General Electric Co., 5.00% to 1/21/21, Series Da,b,c,d		$2,123,000	$1,670,048

INSURANCE	9.3%
LIFE/HEALTH INSURANCE	3.4%
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)[a,f]		4,381,000	5,557,583
MetLife, Inc., 10.75%, due 8/1/39[a]		3,592,000	5,549,487
MetLife, Inc., 9.25%, due 4/8/38, 144Aa,b,f		9,265,000	12,865,055
MetLife, Inc., 5.875% to 3/15/28, Series Dc,d		1,671,000	1,766,416
Prudential Financial, Inc., 5.20% to 3/15/24, due 3/15/44[d]		2,000,000	2,043,087
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43[a,d]		2,164,000	2,306,175
SBL Holdings, Inc., 7.00% to 5/13/25, 144Ac,d,f		1,600,000	1,262,000
Voya Financial, Inc., 5.65% to 5/15/23, due 5/15/53[a,d]		3,300,000	3,330,508

			34,680,311

LIFE/HEALTH INSURANCE—FOREIGN	1.9%
Achmea BV, 4.625% to 3/24/29 (Netherlands)[c,d,g,h]		3,200,000	3,507,656
Aegon NV, 5.625% to 4/15/29 (Netherlands)[c,d,g,h]		1,100,000	1,338,555
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)[c,d,h]		3,064,000	3,424,020
Hanwha Life Insurance Co., Ltd., 4.70% to 4/23/23, 144A (South Korea)[c,d,f]		2,400,000	2,387,871
Legal & General Group PLC, 5.625% to 3/24/31 (United Kingdom)[c,d,g,h]		2,900,000	3,555,751
Legal & General Group PLC, 3.75% to 11/26/29, due 11/26/49, Series EMTN (United Kingdom)[d,h]		1,700,000	2,072,350
M&G PLC, 5.625% to 10/20/31, due 10/20/51 (United Kingdom)[d,h]		1,800,000	2,415,266
Phoenix Group Holdings PLC, 5.625% to 1/29/25 (United Kingdom)[c,d,g,h]		900,000	872,739

			19,574,208

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Principal Amount	Value
MULTI-LINE	0.7%
American International Group, Inc., 8.175% to 5/15/38, due 5/15/58[a,d]		$3,930,000	$5,023,795
American International Group, Inc., 5.75% to 4/1/28, due 4/1/48, Series A-9[a,d]		1,219,000	1,260,043
Hartford Financial Services Group, Inc./The, 2.517% (3 Month US LIBOR + 2.125%), due 2/12/47, 144A, Series ICON (FRN)[e,f]		1,000,000	771,745

			7,055,583

MULTI-LINE—FOREIGN	0.6%
AXA SA, 6.379% to 12/14/36, 144A (France)[a,c,d,f]		4,599,000	5,915,993

PROPERTY CASUALTY	0.9%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48[a,d]		2,900,000	2,980,400
Liberty Mutual Group, Inc., 3.625% to 5/23/24, due 5/23/59, 144Ad,f		3,400,000	3,695,790
Markel Corp., 6.00% to 6/1/25[c,d]		1,700,000	1,734,000

			8,410,190

PROPERTY CASUALTY—FOREIGN	1.5%
Mitsui Sumitomo Insurance Co., Ltd., 4.95% to 3/6/29, 144A (Japan)[a,c,d,f]		3,000,000	3,437,445
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)[d,h]		3,203,000	3,540,100
QBE Insurance Group Ltd., 5.875% to 5/12/25, 144A (Australia)[c,d,f]		2,000,000	2,070,000
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)[d,h]		2,600,000	2,776,305
VIVAT NV, 6.25% to 11/16/22 (Netherlands)[c,d,h]		3,200,000	3,196,000

			15,019,850

REINSURANCE	0.3%
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40[a,d]		3,350,000	3,150,235

TOTAL INSURANCE			93,806,370

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.7%
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)[a,d]		6,150,000	7,213,704

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Principal Amount	Value
MATERIAL—METALS & MINING—FOREIGN	0.2%
BHP Billiton Finance USA Ltd., 6.75% to 10/20/25, due 10/19/75, 144A (Australia)[a,d,f]		$1,900,000	$2,193,065

OIL & GAS—FOREIGN	0.7%
BP Capital Markets PLC, 4.875% to 3/22/30 (United Kingdom)[c,d]		6,800,000	7,038,000

PIPELINES	0.2%
Energy Transfer Operating LP, 7.125% to 5/15/30, Series Gc,d		2,760,000	2,363,250

PIPELINES—FOREIGN	2.8%
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)[a,d]		5,330,000	5,259,351
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)[a,d]		4,012,000	3,966,286
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)[a,d]		8,510,000	8,503,575
Transcanada Trust, 5.625% to 5/20/25, due 5/20/75 (Canada)[d]		2,733,000	2,681,130
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)[a,d]		7,002,000	7,410,508

			27,820,850

UTILITIES	1.6%
ELECTRIC UTILITIES	0.3%
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79[a,d]		3,150,000	3,441,965

ELECTRIC UTILITIES—FOREIGN	1.3%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)[a,d]		9,100,000	9,857,620
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)[a,d,f]		2,710,000	3,087,937

			12,945,557

TOTAL UTILITIES			16,387,522

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$444,417,546)			465,088,265

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Principal Amount	Value
CORPORATE BONDS	0.6%
BANKS—FOREIGN	0.1%
UniCredit SpA to 6/30/30, due 6/30/35, 144A (Italy)[d,f]		$1,000,000	$1,009,826

DIVERSIFIED FINANCIAL SERVICES	0.1%
GE Capital International Funding Co. Unlimited Co., 4.418%, due 11/15/35		1,500,000	1,524,563

INSURANCE	0.4%
Brighthouse Financial, Inc., due 6/22/47[a]		4,300,000	3,940,261

TOTAL CORPORATE BONDS (Identified cost—$6,123,132)			6,474,650

		Shares
SHORT-TERM INVESTMENTS	1.4%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.14%[j]		14,618,598	14,618,598

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$14,618,598)			14,618,598

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$1,155,027,438)	133.1%		1,343,532,343
WRITTEN OPTION CONTRACTS	(0.1)		(1,296,498)
LIABILITIES IN EXCESS OF OTHER ASSETS	(33.0)		(332,879,828)

NET ASSETS (Equivalent to $21.21 per share based on 47,582,193 shares of common stock outstanding)	100.0%		$1,009,356,017

Exchange-Traded Option Contracts

Written Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[k]	Premiums Received	Value
Call—Invitation Homes, Inc.	$30.00	8/21/20	(780)	$(2,147,340)	$(50,241)	$(58,500)
Call—Simon Property Group, Inc.	90.00	10/16/20	(640)	(4,376,320)	(448,407)	(259,200)
Put—Gaming and Leisure Properties, Inc.	33.00	7/17/20	(950)	(3,287,000)	(98,761)	(99,750)
Put—WP Carey	70.00	7/17/20	(500)	(3,382,500)	(156,477)	(190,000)
			(2,870)	$(13,193,160)	$(753,886)	$(607,450)

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

Over-the-Counter Option Contracts

Written Options

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[k]	Premiums Received	Value
Put—Gaming and Leisure Properties, Inc.	Goldman Sachs International	$32.00	7/17/20	(950)	$(3,287,000)	$(97,850)	$(66,594)
Put—Healthpeak Properties, Inc.	Goldman Sachs International	31.75	8/21/20	(1,233)	(3,398,148)	(653,490)	(590,068)
Put—Omega Healthcare Investors, Inc.	Goldman Sachs International	25.00	7/17/20	(1,030)	(3,062,190)	(92,700)	(32,386)
				(3,213)	$(9,747,338)	$(844,040)	$(689,048)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable[l]	Fixed Payment Frequency	Floating Rate Receivable[l] (resets monthly)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$87,500,000	1.240%	Monthly	1 month LIBOR	Monthly	2/3/26	$(4,293,731)	$(40,132)	$(4,333,863)

The total amount of all interest rate swap contracts as presented in the table above are representative of the volume of activity for this derivative type during the six months ended June 30, 2020.

Forward Foreign Currency Exchange Contracts

Counterparty		Contracts to Deliver		In Exchange For	Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	2,895,303	USD	3,295,168	7/2/20	$42,296
Brown Brothers Harriman	EUR	14,810,322	USD	16,481,519	7/2/20	(157,872)
Brown Brothers Harriman	GBP	1,096,633	USD	1,375,149	7/2/20	16,311
Brown Brothers Harriman	GBP	604,031	USD	761,438	7/2/20	12,983
Brown Brothers Harriman	GBP	2,977,910	USD	3,681,676	7/2/20	(8,253)
Brown Brothers Harriman	GBP	7,429,336	USD	9,184,517	7/2/20	(21,178)
Brown Brothers Harriman	USD	19,899,529	EUR	17,705,625	7/2/20	(7,267)
Brown Brothers Harriman	USD	14,129,913	GBP	11,422,080	7/2/20	23,193
Brown Brothers Harriman	USD	863,162	GBP	685,830	7/2/20	(13,350)
Brown Brothers Harriman	EUR	17,352,109	USD	19,514,789	8/4/20	5,740
Brown Brothers Harriman	GBP	11,253,033	USD	13,922,703	8/4/20	(23,934)

						$(131,331)

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
ETF	Exchange-Traded Fund
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
‡	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $20,581,800 in aggregate has been pledged as collateral.
[a]	All or a portion of the security is pledged as collateral in connection with the Fund’s credit agreement. $723,541,234 in aggregate has been pledged as collateral.
[b]	A portion of the security has been rehypothecated in connection with the Fund’s credit agreement. $311,791,011 in aggregate has been rehypothecated.
[c]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[d]	Security converts to floating rate after the indicated fixed-rate coupon period.
[e]	Variable rate. Rate shown is in effect at June 30, 2020.
[f]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $150,216,877 which represents 14.9% of the net assets of the Fund, of which 0.4% are illiquid.

[g]

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $128,098,857 which represents 12.7% of the net assets of the Fund (9.4% of the managed assets of the Fund).

[h]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $61,420,703 which represents 6.1% of the net assets of the Fund, of which 0.0% are illiquid.

[i]	Security value is determined based on significant unobservable inputs (Level 3).
[j]	Rate quoted represents the annualized seven-day yield.
[k]	Amount represents number of contracts multiplied by notional contract size multiplied by the underlying price.
[l]	Represents a forward-starting interest rate swap contract with interest receipts and payments commencing on December 28, 2020 (effective date).

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2020 (Unaudited)

ASSETS:
Investments in securities, at value[a] (Identified cost—$1,155,027,438)	$1,343,532,343
Cash	229,969
Foreign currency, at value (Identified cost—$80,879)	80,597
Cash collateral pledged for interest rate swap contracts	2,479,636
Cash collateral pledged for over-the-counter option contracts	710,000
Receivable for:
Investment securities sold	8,807,793
Dividends and interest	8,425,311
Variation margin on interest rate swap contracts	40,108
Unrealized appreciation on forward foreign currency exchange contracts	100,523
Other assets	61,510

Total Assets	1,364,467,790

LIABILITIES:
Written option contracts, at value (Premiums received—$1,597,926)	1,296,498
Unrealized depreciation on forward foreign currency exchange contracts	231,854
Payable for:
Credit agreement	350,000,000
Investment securities purchased	1,488,026
Interest expense	876,551
Investment management fees	733,604
Dividends declared	234,126
Administration fees	67,717
Directors’ fees	665
Other liabilities	182,732

Total Liabilities	355,111,773

NET ASSETS	$1,009,356,017

NET ASSETS consist of:
Paid-in capital	$806,399,044
Total distributable earnings/(accumulated loss)	202,956,973

$1,009,356,017

NET ASSET VALUE PER SHARE:
($1,009,356,017 ÷ 47,582,193 shares outstanding)	$21.21

MARKET PRICE PER SHARE	$19.12

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	(9.85)%

[a]	Includes $723,541,234 pledged as collateral, of which $311,791,011 has been rehypothecated, in connection with the Fund’s credit agreement, as described in Note 7.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2020 (Unaudited)

Investment Income:
Dividend income	$16,385,505
Interest income	12,430,852
Rehypothecation income	35,411

Total Investment Income	28,851,768

Expenses:
Interest expense	5,503,809
Investment management fees	4,495,339
Administration fees	491,024
Shareholder reporting expenses	189,088
Professional fees	45,851
Custodian fees and expenses	45,810
Directors’ fees and expenses	25,292
Transfer agent fees and expenses	10,916
Miscellaneous	46,099

Total Expenses	10,853,228

Net Investment Income (Loss)	17,998,540

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	(15,080,767)
Written option contracts	(1,078,869)
Interest rate swap contracts	(737,175)
Forward foreign currency exchange contracts	836,237
Foreign currency transactions	(5,195)

Net realized gain (loss)	(16,065,769)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(129,824,223)
Written option contracts	185,194
Interest rate swap contracts	(4,599,622)
Forward foreign currency exchange contracts	547,885
Foreign currency translations	(4,259)

Net change in unrealized appreciation (depreciation)	(133,695,025)

Net Realized and Unrealized Gain (Loss)	(149,760,794)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(131,762,254)

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2020	For the Year Ended December 31, 2019
Change in Net Assets:
From Operations:
Net investment income (loss)	$17,998,540	$41,374,223
Net realized gain (loss)	(16,065,769)	53,183,845
Net change in unrealized appreciation (depreciation)	(133,695,025)	202,040,505

Net increase (decrease) in net assets resulting from operations	(131,762,254)	296,598,573

Distributions to Shareholders	(35,401,152)	(70,781,999)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	—	382,810

Total increase (decrease) in net assets	(167,163,406)	226,199,384
Net Assets:
Beginning of period	1,176,519,423	950,320,039

End of period	$1,009,356,017	$1,176,519,423

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2020 (Unaudited)

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(131,762,254)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(394,189,387)
Proceeds from sales and maturities of long-term investments	415,216,931
Net purchases, sales and maturities of short-term investments	(512,477)
Net amortization of premium on investments in securities	654,779
Net decrease in dividends and interest receivable and other assets	1,834,411
Net decrease in receivable for variation margin on interest rate swap contracts	16,981
Net decrease in interest expense payable, accrued expenses and other liabilities	(152,419)
Increase in premiums received from written option contracts	1,456,578
Net change in unrealized appreciation on written option contracts	(185,194)
Net change in unrealized depreciation on investments in securities	129,824,223
Net change in unrealized appreciation on forward foreign currency exchange contracts	(547,885)
Net realized loss on investments in securities	15,080,767

Cash provided by operating activities	36,735,054

Cash Flows from Financing Activities:
Dividends and distributions paid	(35,393,134)

Increase (decrease) in cash and restricted cash	1,341,920
Cash and restricted cash at beginning of period (including foreign currency)	2,158,282

Cash and restricted cash at end of period (including foreign currency)	$3,500,202

Supplemental Disclosure of Cash Flow Information and Non-Cash Activities:

For the six months ended June 30, 2020, interest paid was $5,515,772.

For the six months ended June 30, 2020, as part of an exchange offer from one of the Fund’s investments, the Fund received shares of a new security valued at $3,999,228.

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

Cash	$229,969
Restricted cash	3,189,636
Foreign currency	80,597

Total cash and restricted cash shown on the Statement of Cash Flows	$3,500,202

Restricted cash consists of cash that has been cash collateral pledged to cover the Fund’s collateral or margin obligations under derivative contracts. It is reported on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts and cash collateral pledged for over-the-counter option contracts.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended June 30, 2020	For the Year Ended December 31,
Per Share Operating Data:		2019	2018	2017	2016	2015
Net asset value, beginning of period	$24.73	$19.98	$22.80	$21.75	$21.63	$21.62

Income (loss) from investment operations:

Net investment income (loss)[a]	0.38	0.87	0.88	0.94	1.03	0.91
Net realized and unrealized gain (loss)	(3.16)	5.37	(2.21)[b]	1.60	0.57	0.57

Total from investment operations	(2.78)	6.24	(1.33)	2.54	1.60	1.48

Less dividends and distributions to shareholders from:

Net investment income	(0.74)	(0.85)	(0.92)	(0.92)	(0.97)	(1.48)
Net realized gain	—	(0.64)	(0.57)	(0.57)	(0.51)	—

Total dividends and distributions to shareholders	(0.74)	(1.49)	(1.49)	(1.49)	(1.48)	(1.48)

Anti-dilutive effect from the repurchase of shares	—	—	—	—	—	0.01

Net increase (decrease) in net asset value	(3.52)	4.75	(2.82)	1.05	0.12	0.01

Net asset value, end of period	$21.21	$24.73	$19.98	$22.80	$21.75	$21.63

Market value, end of period	$19.12	$23.79	$17.80	$21.27	$19.12	$18.44

Total net asset value return[c]	–10.87%[d]	32.35%	–5.20%[b]	12.65%	8.43%	8.45%

Total market value return[c]	–16.48%[d]	42.92%	–9.47%	19.58%	11.79%	5.26%

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2020	For the Year Ended December 31,
Ratios/Supplemental Data:		2019	2018	2017	2016	2015

Net assets, end of period (in millions)	$1,009.4	$1,176.5	$950.3	$1,084.7	$1,034.6	$1,029.0

Ratios to average daily net assets:

Expenses	2.10%[e]	1.96%	1.93%[b]	1.67%	1.65%	1.67%

Expenses (excluding interest expense)	1.03%[e]	1.02%	1.05%	1.01%	1.01%	1.03%

Net investment income (loss)	3.48%[e]	3.72%	4.10%	4.19%	4.64%	4.18%

Ratio of expenses to average daily managed assets[f]	1.57%[e]	1.49%	1.43%	1.26%	1.24%	1.25%

Portfolio turnover rate	29%[d]	53%	39%	26%	46%	42%

Credit Agreement

Asset coverage ratio for credit agreement	388%	436%	372%	410%	396%	394%

Asset coverage per $1,000 for credit agreement	$3,884	$4,361	$3,715	$4,099	$3,956	$3,940

Amount of loan outstanding (in millions)	$350.0	$350.0	$350.0	$350.0	$350.0	$350.0

[a]	Calculation based on average shares outstanding.
[b]

During the reporting period the Fund settled legal claims against one issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $(2.22). Additionally, the expense ratio includes extraordinary expenses related to the direct action. Without these expenses, the ratio of expenses to average daily net assets would have been 1.92%. Excluding the proceeds from and expenses relating to the settlements, the total return on a NAV basis would have been -5.24%.

[c]

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[d]	Not annualized.
[e]	Annualized.
[f]	Average daily managed assets represent net assets plus the outstanding balance of the credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers REIT and Preferred and Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on March 25, 2003 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities. The pricing

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of June 30, 2020 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$675,204,115	$675,204,115	$—	$—
Exchange-Traded Funds	2,583,960	2,583,960	—	—
Preferred Securities— $25 Par Value:
Electric	20,143,356	17,007,442	3,135,914	—
Other Industries	159,419,399	159,419,399	—	—
Preferred Securities— Capital Securities:
Food	13,887,541	—	9,406,941	4,480,600
Other Industries	451,200,724	—	451,200,724	—
Corporate Bonds	6,474,650	—	6,474,650	—
Short-Term Investments	14,618,598	—	14,618,598	—

Total Investments in Securities[a]	$1,343,532,343	$854,214,916	$484,836,827	$4,480,600	[b]

Forward Foreign Currency Exchange Contracts	$100,523	$—	$100,523	$—

Total Derivative Assets[a]	$100,523	$—	$100,523	$—

Forward Foreign Currency Exchange Contracts	$(231,854)	$—	$(231,854)	$—
Written Option Contracts	(1,296,498)	(607,450)	(689,048)	—
Interest Rate Swap Contracts	(4,333,863)	—	(4,333,863)	—

Total Derivative Liabilities[a]	$(5,862,215)	$(607,450)	$(5,254,765)	$—

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.
[b]

Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Securities—Capital Securities—Food
Balance as of December 31, 2019	$5,178,636
Change in unrealized appreciation (depreciation)	(698,036)

Balance as of June 30, 2020	$4,480,600

The change in unrealized appreciation (depreciation) attributable to securities owned on June 30, 2020 which were valued using significant unobservable inputs (Level 3) amounted to $(698,036).

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from real estate investment trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Options: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (“the effective date”). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts in the Statement of Assets and Liabilities. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, in the Statement of Assets and Liabilities, and amortized or accreted over the life of the swap and recorded as realized gain (loss) in the Statement of Operations. Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are typically declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

The Fund has a managed distribution policy in accordance with exemptive relief issued by the U.S. Securities and Exchange Commission (SEC). The Plan gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the Plan, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2020, the investment manager

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considers it likely that a portion of the dividends will be reclassified to distributions from net realized gain upon the final determination of the Fund’s taxable net income after December 31, 2020, the Fund’s fiscal year end.

Distributions Subsequent to June 30, 2020: The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report.

Ex-Date	Record Date	Payable Date	Amount
7/14/20	7/15/20	7/31/20	$0.124
8/18/20	8/19/20	8/31/20	$0.124
9/15/20	9/16/20	9/30/20	$0.124

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2020, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.65% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of any borrowings used for leverage outstanding.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund. For the six months ended June 30, 2020, the Fund incurred $414,954 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

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Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $5,400 for the six months ended June 30, 2020.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2020, totaled $394,486,838 and $419,898,458, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2020 and the effect of derivatives held during the six months ended June 30, 2020, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Interest Rate Risk:
Interest Rate Swap Contracts[a]	Receivable for variation margin on interest rate swap contracts	$(4,333,863)[b]	—	$—

Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts[c]	Unrealized appreciation	100,523	Unrealized depreciation	231,854

Equity Risk:
Written Option Contracts— Exchange-Traded[a]	—	—	Written option contracts	607,450
Written Option Contracts— Over-the-Counter	—	—	Written option contracts	689,048

[a]	Not subject to a master netting agreement or another similar arrangement.
[b]

Amount represents the cumulative depreciation on interest rate swap contracts as reported on the Schedule of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable from the broker.

[c]	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting agreement or another similar arrangement.

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Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Interest Rate Risk:
Interest Rate Swap Contracts	Net Realized and Unrealized Gain (Loss)	$(737,175)	$(4,599,622)

Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	836,237	547,885

Equity Risk:
Purchased Options Contracts[a]	Net Realized and Unrealized Gain (Loss)	(468,031)	—
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	(1,078,869)	185,194

[a]	Purchased options are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

At June 30, 2020, the Fund’s derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Equity Risk:
Written Option Contracts	$—	$689,048

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Fund, if any, as of June 30, 2020:

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[a]	Net Amount of Derivative Liabilities[b]
Goldman Sachs International	$689,048	$—	$(689,048)	$—

[a]	Collateral received or pledged is limited to the net derivative asset or net derivative liability amounts. Actual collateral amounts received or pledged may be higher than amounts above.
[b]	Net amount represents the net payable due to the counterparty in the event of default.

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The following summarizes the volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the six months ended June 30, 2020:

	Purchased Option Contracts[a,b]	Written Option Contracts[a,b]	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$6,670,039	$17,937,565	$34,994,634

[a]

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month end. For the period, this represents three months and six months for purchased and written option contracts, respectively.

[b]	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

Note 5. Income Tax Information

As of June 30, 2020, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$1,155,027,438

Gross unrealized appreciation on investments	$217,371,259
Gross unrealized depreciation on investments	(33,030,120)

Net unrealized appreciation (depreciation) on investments	$184,341,139

Note 6. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2020 and year ended December 31, 2019, the Fund did not issue shares of common stock for the reinvestment of dividends.

On December 10, 2019, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (Share Repurchase Program) as of January 1, 2020, through the fiscal year ended December 31, 2020.

During the six months ended June 30, 2020 and the year ended December 31, 2019, the Fund did not effect any repurchases.

Note 7. Borrowings

The Fund has entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Ltd. (BNPP) in which the Fund pays a monthly financing

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charge based on a combination of LIBOR-based variable and fixed rates. The commitment amount of the credit agreement is $350,000,000. The Fund may pay a fee of 0.45% per annum on any unused portion of the credit agreement. BNPP may not change certain terms of the credit agreement except upon 360 days’ notice. Also, if the Fund violates certain conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. Under the terms of the credit agreement, the Fund may, upon prior written notice to BNPP, prepay all or a portion of the fixed rate portions of the credit facility. In the event of such prepayment, the Fund will receive or pay any gain or loss associated with BNPP’s interest rate hedge with respect to the applicable fixed rate portions of the credit facility, which could be material in certain circumstances (breakage fee). The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding and the Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecated securities. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned.

As of June 30, 2020, the Fund had outstanding borrowings of $350,000,000. The fair value of these borrowings at June 30, 2020 was approximately $361,075,000, including estimated breakage fees of $11,075,000 in the event of a prepayment of all of the fixed rate financing. The borrowings are classified as Level 2 within the fair value hierarchy. During the six months ended June 30, 2020, the Fund borrowed an average daily balance of $350,000,000 at a weighted average borrowing cost of 3.1%.

Note 8. Other Risks

Market Price Discount from Net Asset Value Risk: Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares is determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the shares may trade at, above or below NAV.

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will

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fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Real Estate Market Risk: Since the Fund concentrates its assets in companies engaged in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to

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defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security under such circumstances. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment-grade securities. Finally, CoCo issuers can, at their discretion, suspend dividend distributions on their CoCo securities and are more likely to do so in response to negative economic conditions and/or government regulation. Omitted distributions are typically non-cumulative and will not be paid on a future date. Any omitted distribution may negatively impact the returns or distribution rate of the Fund.

Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below investment grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may incur applicable breakage fees under the Fund’s credit arrangement

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and may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. The use of leverage also results in the investment management fees payable to the investment manager being higher than if the Fund did not use leverage and can increase operating costs, which may reduce total return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Foreign (Non-U.S.) Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation, trade sanctions or embargoes or the imposition of restrictions on foreign investment, the lack of hedging instruments, and repatriation of capital invested. The securities and real estate markets of some emerging market countries have in the past experienced substantial market disruptions and may do so in the future.

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.

Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly

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greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Options Risk: Gains on options transactions depend on the investment advisor’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange.

Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, such as that caused by the COVID-19 virus, market instability, debt crises and down grades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 has resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems and supply chains. The COVID-19 pandemic and its effects may be short term or, particularly in the event of a “second wave” of infections, may result in a sustained economic downturn or a global recession, ongoing market volatility and/or decreased liquidity in the

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financial markets, exchange trading suspensions and closures, higher default rates, domestic and foreign political and social instability and damage to diplomatic and international trade relations. There are numerous potential vaccines in development, but the scalability and effectiveness of such vaccines are unknown. Even if an effective vaccine were to become readily available, the political, social, economic, market and financial risks of COVID-19 could persist for years to come. The foregoing could impair the Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period. During this period, the UK will no longer be considered a member state of the EU, but will remain subject to EU law, regulations and maintain access to the EU single market while the UK and EU negotiate and agree on the nature of their future relationship. The transition period is expected to end December 31, 2020, subject to extension. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences of Brexit, how negotiations of trade agreements will proceed, and how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability. In addition, if the UK and the EU are unable to agree on trade and/or other agreements by the end of the transition period, or a related extension, the economic impact resulting from Brexit may be more negative.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests as well as its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

The SEC has proposed a new rule that would replace present SEC and SEC staff regulatory guidance related to limits on a registered investment company’s use of derivative instruments and

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

certain other transactions, such as short sales and reverse repurchase agreements. There is no assurance that the rule will be adopted. The proposed rule would, among other things, limit the ability of the Fund to enter into derivative transactions and certain other transactions, which may substantially curtail the Fund’s ability to use derivative instruments and inhibit the investment manager’s ability to establish what it views as the optimal level of leverage for the Fund, especially when the Fund has issued preferred shares or has borrowings, reverse repurchase agreements or similar transactions outstanding.

LIBOR Risk: Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. In 2017 the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Alternatives to LIBOR are in development in many major financial markets. For example, the U.S. Federal Reserve has begun publishing a Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, as a possible replacement for U.S. dollar LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (SONIA) in England. Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking. It is likely that panel banks will cease reporting LIBOR as soon as they are able to, effectively phasing it out as of 2022; however, the LIBOR transition might be extended. The official sector appears resistant to adjusting deadlines but there may be more pressing demands on regulators and companies stemming from COVID-19. There remains uncertainty and risk regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments, the suitability of the proposed replacement rates, and the process for amending existing contracts and instruments remains unclear. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 and could extend into 2022 or beyond.

Note 9. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2020 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers REIT and Preferred and Income Fund, Inc. shareholders voted on the following proposals at the annual meeting held on May 14, 2020. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted For	Authority Withheld
To elect Directors:
Michael G. Clark	40,135,377	828,283
Dean A. Junkans	40,210,188	753,472

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended June 30, 2020) (Unaudited)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (6/27/03)	One Year	Five Years	Ten Years	Since Inception (6/27/03)
–2.21%	8.50%	13.08%	9.22%	–5.20%	9.67%	14.36%	8.27%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement and/or from the issuance of preferred shares. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in ‘Street Name’ to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 866-227-0757, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. Previously, the Fund filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which has now been rescinded. Both the Fund’s Form N-Q and Form N-PORT are available (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment management agreement (the Management Agreement), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Management Agreement was discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 2, 2020 and at meetings of the full Board of Directors held on March 17, 2020 and June 9, 2020. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Management Agreement in executive session on June 8, 2020. At the meeting of the full Board of Directors on June 9, 2020, the Management Agreement was unanimously continued for a term ending June 30, 2021 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Management Agreement, the Board of Directors reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment manager (the Investment Manager); and a memorandum from Fund counsel outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board of Directors also considered information provided in response to a request for information submitted by counsel to the Independent Directors, as well as information provided in response to a supplemental request. Additionally, the Independent Directors noted that in connection with their considerations, that they had received information from the Investment Manager about, and discussed with the Investment Manager, the operations of its business continuity plan and related matters and the operations of third party service providers during the COVID-19 pandemic. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board of Directors reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, managing the Fund’s

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

debt leverage level, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Manager’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Manager’s ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant linked blended benchmark. The Board of Directors noted that the Fund’s dual focus on REITs and preferred securities is uncommon and as a result, the Peer Funds generally consisted of real-estate only or preferred-only funds, making it difficult to make quantitative comparisons of the Fund’s performance with that of the Peer Funds. The Board of Directors noted that the Fund outperformed the Peer Group medians for the one-, three-, five- and ten-year periods ended March 31, 2020, ranking the Fund in the second, first, second and first quintiles, respectively. The Fund outperformed the linked blended benchmark for the five- and ten-year periods and underperformed the linked blended benchmark for one- and three-year periods, each period ended March 31, 2020. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund’s performance during the period, the relevant implications of the continuing COVID-19 pandemic, as well as the impact of leverage on the Fund’s performance. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance and the Investment Manager’s performance in managing other funds investing in real estate and preferred securities. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Management Agreement.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: The Board of Directors considered the contractual and actual management fees paid by the Fund as well as the Fund’s total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered that the Fund’s actual management fees at managed and common asset levels are lower than the Peer Group medians, ranking in the first quintile for each. The Board of Directors noted that the Fund’s total expense ratios including investment-related expenses at managed and common asset levels were lower than the Peer Group medians, ranking in second quintile for each. The Board of Directors also noted that the Fund’s total expense ratios excluding investment-related expenses at managed and common asset levels are lower than the Peer Group medians, ranking in the first quintile for each. The Board of Directors considered the impact of leverage

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

levels on the Fund’s fees and expenses at managed and common asset levels. The Board of Directors concluded that the Fund’s current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager’s profits and whether the profits were reasonable for the Investment Manager. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Manager receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Manager continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Manager and the associated administration fee paid to the Investment Manager for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager’s fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund’s closed-end structure, there were no significant economies of scale that were not already being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Manager continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered and fees paid under the Management Agreement to fees paid, including the ranges of such fees, under the Investment Manager’s other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Manager provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

(FORMERLY COHEN & STEERS DIVIDEND VALUE FUND)

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

James Giallanza

Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Albert Laskaj

Treasurer

Stephen Murphy

Chief Compliance Officer

and Vice President

Thomas N. Bohjalian

Vice President

Yigal D. Jhirad

Vice President

William F. Scapell

Vice President

KEY INFORMATION

Investment Manager and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

Computershare

150 Royall Street

Canton, MA 02021

(866) 227-0757

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol:	RNP

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

eDelivery AVAILABLE

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Cohen & Steers

REIT and

Preferred and

Income Fund (RNP)

Semiannual Report June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at anytime. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (866) 227-0757 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

RNPSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	The registrant has not had any change in the portfolio managers identified in response to paragraph (a)(1) of this item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	For the fiscal year ended December 31, 2019, the registrant had the following dollar amounts of income and fees/compensation related to its securities lending activities:

Total
Gross income from securities lending activities	$492,447
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	418,580
Fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	—
Administrative fees that are not included in the revenue split	—
Indemnification fee not included in the revenue split	—
Rebates paid to borrowers;	—
Other fees relating to the securities lending program not included in the revenue split	—
Aggregate fees/compensation for securities lending activities and related services	$418,580
Net income from securities lending activities	$73,867

(b)	During the registrants most recent fiscal year ended December 31, 2019, BNP Paribas (“BNPP”) served as the registrant’s securities lending agent.

As a securities lending agent, BNPP is responsible for the implementation and administration of the registrant’s securities lending program. Pursuant to its respective Securities Lending Agreement (“Securities Lending Agreement”) with the registrant, BNPP, as a general matter, performs various services, including the following:

•	Locating borrowers;

•	Monitoring daily the value of the loaned securities and collateral (i.e. the collateral posted by the party borrowing);

•	Negotiation of loan terms;

•	Selection of securities to be loaned;

•	Recordkeeping and account servicing;

•	Monitoring of dividend activity and material proxy votes relating to loaned securities, and;

•	Arranging for return of loaned securities to the registrant at loan termination.

BNPP is compensated for the above-described services from its securities lending revenue split. The table above shows what the registrant earned and the fees and compensation it paid in connections with its securities lending activities during its most recent fiscal year.

Item 13. Exhibits.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

Date: September 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Financial Officer (Chief Financial Officer)

Date: September 3, 2020